PRINCIPAL INVESTORS FUND, INC.

                            Technology Fund ("Fund")


                                 680-8th Street
                           Des Moines, Iowa 50392-0200


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         This is the agenda for the Fund's shareholder meeting. It identifies the matter to be voted on and the time and place of the meeting.

To the shareholders of the Fund:

          A special meeting of shareholders will be held on March 27, 2001 at 680-8th Street, Des Moines, Iowa 50392-0200 at 10:00 a.m., C.T., to consider the approval of a change to the Fund's fundamental investment restriction regarding diversification.

         Shareholders of record as of the close of business on March 13, 2001 are entitled to vote at the meeting and any related follow-up meetings.



             By Order of the Board of Directors

              /s/Arthur S. Filean

             Arthur S. Filean, Senior Vice President
             and Secretary



Des Moines, Iowa
March 24, 2001




                         Principal Investors Fund, Inc.
                            Technology Fund ("Fund")


                                 PROXY STATEMENT

          As a shareholder of the Fund, you are invited to attend a special meeting of shareholders. The Fund will hold a meeting on March 27, 2001, at 10:00 a.m. C.T. at 680-8th Street, Des Moines, Iowa 50392-0200. At the meeting, shareholders will vote on the proposal described below.

         The Notice of Special Meeting and Proxy Statement was sent to shareholders on March 24, 2001.

         You may vote by attending the Special Meeting of Shareholders and casting your vote or by mail with the enclosed proxy ballot.

         The sponsor of the Fund is Principal Life Insurance Company ("Principal Life"), the investment adviser is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager and Princor are indirect, wholly-owned subsidiaries of Principal Mutual Holding Company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.


                               VOTING INFORMATION

     Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of Directors of proxies to be used at the meeting of the Fund. If you are not able to attend the meeting, the Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of the proposal if there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to the Principal Investors Fund, Inc. at the Principal Financial Group, Des Moines, Iowa 50392-0200.

     Voting rights. Only shareholders of record at the close of business on March 13, 2001 (the "Record Date") are entitled to vote. You are entitled to one vote on the proposal submitted to the shareholders of the Fund for each share of the Fund which you hold. The proposal requires for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the Investment Company Act of 1940 (the "1940 Act") to mean the affirmative vote of the lesser of (1) 67% or more of the voting securities of a Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     Quorum requirements. A quorum must be present at the meeting for the transaction of business. The presence in person of one-third of the shares of the Fund outstanding at the close of business on the Record Date constitutes a quorum for the meeting of the Fund. Abstentions are counted toward a quorum but do not represent votes cast for any issue.

     If a quorum is not present at the meeting of the Fund, the persons in attendance at the meeting may agree to one or more adjournments of the meeting to permit greater attendance. Any adjournment will require the affirmative vote of a majority of the shares cast in person at the meeting.

     Expenses of the meetings. The Fund will pay the expenses of its meeting. The Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with shareholders for whom they hold shares of the Fund.

     Shareholder proposals. If you would like to include a proposal on the agenda at the shareholders meeting, you should send the proposal to the Fund at the Principal Financial Group, Des Moines, Iowa 50392-0200. To consider your proposal for presentation at the shareholders meeting, we must receive it a reasonable time before the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.


                                    PROPOSAL

                                 DIVERSIFICATION

     Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. The Fund has a fundamental investment restrictions that apply the 5% per issuer limitation and the 10% voting securities limitation to 75% of the Fund's assets. The Board of Directors believes that this restriction should be eliminated to provide greater flexibility in management of the Fund's portfolio. To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment. This Fund has a non-fundamental policy which provides that it will not invest in companies for the purpose of exercising control or management. The Board of the Fund has no present intention to change this policy.

     If approved by shareholders, the fundamental investment restriction of the Fund that address the 5% per issuer limitation and the 10% voting securities limitation will be deleted and replaced by the following:

              "Invest more that 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the Technology Fund as this Fund is not intended to qualify as a diversified, management investment portfolio as defined in the Investment Company Act of 1940."

     The vote required to approve the change in investment restriction for the Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Fund had 524,798.837 outstanding shares as of Record Date. Principal Life Insurance Company owned 100% of those shares.




                         Principal Investors Fund, Inc.
                                 Technology Fund
                           Des Moines, Iowa 50392-0200

               VOTING BALLOT FOR A SPECIAL MEETING OF SHAREHOLDERS
                                 March 27, 2001

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder(s) appoints Ralph C. Eucher, Arthur S. Filean and Ernest
H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on March 27, 2001 at 10:00 a.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on this ballot, date this form and sign. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated March 24, 2001. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.


1.  Amend the fundamental investment restriction with regard to Diversification.

                                For               Against               Abstain



     NOTE:Please sign this ballot. if shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administratiors and trustees should so indicate when signing.


____________________________                        ___________________________
Signature                                           Signature (if held jointly)

______________________, 2001                        ___________________________
Date                                                Company or Trust